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                                                                    Exhibit 32.1

                           Section 1350 Certification

            Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), Mortimer B. Fuller, III and John C. Hellmann, Chairman and Chief Executive Officer and Chief Financial Officer, respectively, of Genesee & Wyoming Inc., certify that (i) the Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Genesee & Wyoming Inc.

                                    /s/ Mortimer B. Fuller, III
                                    -----------------------------------------
                                    Mortimer B. Fuller, III
                                    Chairman and Chief Executive Officer
                                    Date:  November 5, 2004

                                    /s/ John C. Hellmann
                                    -----------------------------------------
                                    John C. Hellmann
                                    Chief Financial Officer
                                    Date: November 5, 2004